UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

IMAGISTICS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16449 (Commission File Number)	06-1611068 (IRS Employer ID Number)

100 Oakview Drive Trumbull, Connecticut (Address of Principal Executive Offices)	06611 (Zip Code)

Registrant’s telephone number, including area code: (203) 365-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

          Employment Agreements:

          On January 7, 2005, Imagistics International Inc. (“Imagistics” or the “Company”) entered into new employment agreements effective as of January 8, 2005 with each of the following executive officers: Marc Breslawsky, the Chairman and Chief Executive Officer; Joseph Skrzypczak, President and Chief Operating Officer; Chris C. Dewart, Vice President - Sales; Nathaniel M. Gifford, Vice President - Product Development and Marketing; Mark S. Flynn, Vice President, General Counsel and Secretary; Timothy E. Coyne, Chief Financial Officer; Christine B. Allen, Chief Human Resources Officer; John C. Chillock, Vice President, Customer Service Operations; George E. Clark, Vice President, Business Product Centers; William H. Midgley, Chief Administrative Officer; and, John R. Reilly, Vice President- Marketing. The Company entered into new employment agreements with the executives identified above due to the pending expiration of current employment agreements on January 8, 2005.

          Each of the new employment agreements provides for an annual salary that is the same as the executive’s annual salary in effect immediately prior to entering into such agreements, subject to increase in the discretion of the board of directors, and has a term of three years with the option of the Company to extend or renew the agreement within 120 days prior to the expiration of the agreement’s initial term. Each executive is eligible for an annual performance cash bonus in accordance with the terms of the Company’s Key Employees’ Incentive Plan. Under the agreement, if the executive’s employment terminates as a result of the executive’s death, disability or retirement, the Company will provide the executive or the executive’s estate or beneficiaries with (1) a continuation of the base salary for 3 months, (2) a pro-rata annual bonus, (3) full vesting in and the ability to exercise any outstanding stock option for the full remaining term of such option, and (4) the vesting and payment of any outstanding restricted stock awards. If the executive’s termination occurs without cause or is by the executive for good reason, and occurs within 2 years following a change of control, the Company will provide the executive with (1) a lump sum of two times the employee’s annualized base salary and maximum annual bonus (2.99 times in the case of Mr. Breslawsky and Mr. Skrzypczak), (2) the immediate vesting of and right to exercise any outstanding stock options for the severance period following the termination date, (3) the vesting and payment of any outstanding restricted stock as of the termination date, and, (4) during the severance period, coverage under the Company’s health, welfare, savings, retirement and other fringe benefits that the executive may be entitled to, or, if required in accordance with applicable law, a lump sum of any premiums for said benefits.

          Copies of the employment agreements that the Company entered into with each executive officer described above are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11.

          Stock Awards:

          Effective as of January 7, 2005, the Executive Compensation and Development Committee of the Board of Directors (the “Compensation Committee”) of Imagistics granted to Marc Breslawsky, the Chairman and Chief Executive Officer of Imagistics, a non-qualified stock option award to purchase up to 73,000 shares of common stock of Imagistics at an exercise price of $32.40 per share under its 2001 Stock Plan. This option vests in three annual installments beginning January 7, 2006. The Compensation Committee also approved the grant to Mr. Breslawsky, effective as of January 7, 2005, of a restricted stock award of 30,000 shares, which vests on January 7, 2008.

          Effective as of January 7, 2005, the Compensation Committee granted to Joseph Skrzypczak, President and Chief Operating Officer of Imagistics, a non-qualified stock option award to purchase up to 21,000 shares of common stock of Imagistics at an exercise price of $32.40 per share under its 2001 Stock Plan. This option vests in three annual installments beginning January 7, 2006. The Compensation Committee also approved the grant to Mr. Skrzypczak, effective as of January 7, 2005, of a restricted stock award of 9,000 shares, which vests on January 7, 2008.

          Effective as of January 7, 2005, the Compensation Committee granted to each of the following executive officers a non-qualified stock option award to purchase up to 4,500 shares of common stock of Imagistics at an exercise price of $32.40 per share under its 2001 Stock Plan, which vests in three annual installments beginning January 7, 2006, and, approved a grant of restricted stock award of 1,000 shares that vests on January 7, 2008: Christine B. Allen, Chief Human Resources Officer; John C. Chillock, Vice President, Customer Service Operations; George E. Clark, Vice President, Business Product Centers; Timothy E. Coyne, Chief Financial Officer; Chris C. Dewart, Vice President-Sales; Mark S. Flynn, Vice President, General Counsel and Secretary; Nathaniel M. Gifford, Vice President - Product Development & Marketing; William H. Midgley, Chief Operating Officer; and, John R. Reilly, Vice President, Operations.

          The form of non-qualified stock option award agreement that Imagistics used under its 2001 Stock Plan is attached hereto as Exhibit 10.12.

          The form of restricted stock award agreement that Imagistics used under its 2001 Stock Plan is attached hereto as Exhibit 10.13.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Marc C. Breslawsky

10.2	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Joseph D. Skrzypczak

10.3	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Christine B. Allen

10.4	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and John C. Chillock

10.5	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and George E. Clark

10.6	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Timothy E. Coyne

10.7	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Chris Dewart

10.8	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Mark S. Flynn

10.9	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and Nathaniel M. Gifford

10.10	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and William H. Midgley

10.11	Employment Agreement dated as of January 8, 2005 between Imagistics International Inc. and John R. Reilly

10.12	Form of Non-Qualified Stock Option Award Agreement to 2001 Stock Plan

10.13	Form of Restricted Stock Award Agreement to 2001 Stock Plan

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005	IMAGISTICS INTERNATIONAL INC. (Registrant)

	By: Name: Title:	/s/ MARK S. FLYNN —————————————— Mark S. Flynn Vice President, General Counsel and Secretary